UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2014

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

On April 25, 2014, Frozen Food Gift Group, Inc. (the “Company”) issued a convertible promissory note in the amount of $68,750 to Caesar Capital Group, LLC. The Company is to pay the principal amount plus 8% interest on April 25, 2015, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock.

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On April 30, 2014, the Company dismissed Mr. David Aronson, CPA, P.A. (“Aronson”), a registered public accounting firm, as the Company’s independent registered public accounting firm.  On the same date, the Board of Directors of the Company approved the dismissal.  Aronson’s report on the financial statements for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through the date of dismissal of Aronson, there were no disagreements with Aronson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aronson, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through the date of dismissal of Aronson, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to approve Aronson’s dismissal as the Company’s independent registered public accounting firm, the Company’s Board of Directors appointed Malone Bailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2013 and 2012 and through the date hereof, neither the Company nor anyone acting on its behalf consulted MaloneBailey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. Exhibit No. Description

Exhibit No.	DescripDescription
16.1	Letter from David Aronson, CPA, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: April 30, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey
President, Director and Principal Executive Officer